UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The
Securities Exchange Act of 1934

Date of Report – November 6, 2013
(Date of earliest event reported)
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INGERSOLL-RAND PUBLIC LIMITED COMPANY
(Exact name of registrant as specified in its charter)

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Ireland	001-34400	98-0626632
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

170/175 Lakeview Drive
Airside Business Park
Swords, Co. Dublin
Ireland
(Address of principal executive offices, including zip code)

(353)(0)18707400
(Registrant’s phone number, including area code)

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On November 6, 2013, Ingersoll-Rand plc (the “Company”) issued a press release announcing changes to its segment reporting reflecting a focus on the Company’s core businesses following the previously announced spin-off of the Company’s commercial and residential security businesses into one, stand-alone publicly held company, Allegion plc. A copy of the press release announcing the matter described above is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference.
As announced in the press release, the Company is scheduled to give a presentation on Tuesday, November 12, 2013, at the Company's analyst investor meeting on Tuesday, November 12, in New York. A real-time, listen-only webcast of the meeting will be broadcast live over the Internet. Individuals wishing to listen can access the meeting through the company’s website at www.ingersollrand.com.

Item 9.01—Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated November 6, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGERSOLL-RAND PLC (Registrant)

Date:	November 6, 2013	/s/ Evan M. Turtz
Evan M. Turtz Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated November 6, 2013.